                             SUPERVISORY AGREEMENT


         This Supervisory Agreement (Agreement) is made and is effective this 22nd day of March, 2002 (Effective Date), by and between First Federal of the South, Sylacauga, Alabama, OTS Docket No. 5329 (First Federal or Bank), a federally chartered stock savings association, and the Office of Thrift Supervision (OTS), a bureau of the United States Department of the Treasury, acting through its Southeast Regional Director or his designee (Regional Director).

         WHEREAS, the OTS is the primary federal regulator of the Bank;

         WHEREAS, based upon the Bank's September 26, 2001 Report of Examination (2001 Examination) and the March 1, 2002 Report of Trust Examination (2002 Trust Examination) of Pension and Benefits Trust Company
(PBTC), a trust company subsidiary of the Bank, the OTS is of the opinion that the Bank has engaged in acts and practices that: (i) have resulted in violations of certain of the laws or regulations to which the Bank is subject; and (ii) are considered to be unsafe and unsound;

         WHEREAS, the OTS is of the opinion that grounds exist for the initiation of an administrative proceeding against the Bank;

         WHEREAS, the OTS is of the view that it is appropriate to take measures intended to ensure that the Bank will: (i) comply with all applicable laws and regulations; and (ii) engage in safe and sound practices; and

         WHEREAS, the Bank, acting through its Board of Directors (Board), without admitting or denying that such grounds exist except those as to jurisdiction, which are admitted, wishes to cooperate with the OTS and to evidence the intent to: (i) comply with all applicable laws and regulations; and (ii) engage in safe and sound practices.

         NOW THEREFORE, in consideration of the above premises and the mutual undertakings set forth herein, the parties hereto agree as follows:

COMPLIANCE WITH LAWS, REGULATIONS & SAFE AND SOUND PRACTICES

1. The Bank, its directors, officers, employees, agents, and subordinate organizations shall take all necessary and appropriate actions to comply with the following laws, regulations, and safe and sound business practices:

         a.       12 U.S.C. ss. 1468, 12 U.S.C. ss. 371c and 12 U.S.C. ss.
                  371c-1 (Transactions with Affiliates);

         b. 12 C.F.R. ss. 563.41 and 12 C.F.R. ss. 563.42 (Transactions with Affiliates);

         c.       12 U.S.C. ss. 1464(u) (Loans to One Borrower);




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First Federal of the South, Sylacauga, Alabama (OTS No. 5329)
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    d. 12 C.F.R. ss. 560.93 (Loans to One Borrower);

    e. 12 C.F.R. Part 215; (Loans to Executive Officers, Directors and Shareholders);

    f. 12 C.F.R. ss. 563.550, 563.555, and 563.560 (Notice of Change of Director or Senior Executive Officer); and

    g. 12 C.F.R. ss. 560.170 (Records for Lending Transactions).

BOARD OF DIRECTORS, MANAGEMENT AND OVERSIGHT

2. Within 60 days after the Effective Date of this Agreement, the Board shall develop, adopt, and implement specific corrective actions for the following areas of the Matters Requiring Board or Management Attention section of the 2002 Trust Examination Report: Management; Operations, Internal Controls, Information Technology and Auditing; Earnings; and Compliance. A copy of the corrective actions required by this paragraph shall be submitted to the Regional Director within 30 days after the date of adoption by the Board.

3. Within 60 days after the Effective Date of this Agreement, the Board shall review its existing organizational structure and develop, adopt, and implement policies and procedures establishing clear lines of authority, responsibility and reporting. The Board shall ensure that the authority, responsibilities and reporting requirements of each position are clearly defined and communicated to each person. The Board shall ensure the coordination and oversight of all activities and operations of the Bank, including the activities and operations of PBTC, and shall establish a strategic plan with specific goals and objectives for the activities and operations of PBTC. A copy of the policies and procedures required by this paragraph shall be submitted to the Regional Director within 30 days after adoption by the Board.

4. Within 60 days after the Effective Date of this Agreement, the Board shall develop, adopt, and implement, a compliance program to ensure that PBTC complies with the laws and regulations applicable to and governing the retirement services industry and the operations of PBTC. Such program shall include specific procedures for identifying and addressing conflicts of interest by this paragraph shall be submitted to the Regional Director within 30 days after adoption by the Board.

5. Within 60 days after the Effective Date of this Agreement, the Board shall develop, adopt, and implement, policies and procedures requiring Management to produce a large items report for all deposit account activity. Such policies and procedures shall define the amount
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First Federal of the South, Sylacauga, Alabama (OTS No. 5329)
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     that will subject an item to inclusion on the report. Management shall review the large items report daily. The Board shall require any unusual or suspicious account activities to be investigated immediately and appropriate action(s) taken to safeguard the Bank's interests. The Board's shall review the large items report and any actions taken by Management on a monthly basis. The Board's review of shall be fully documented in the minutes of the meetings of the Board. A copy of the policies and procedures required by this paragraph shall be submitted to the Regional Director within 30 days after adoption by the Board.

6. Prior to the beginning any new lending activities or increasing the amounts of existing lending activities, the Board shall ensure that appropriate policies and procedures have been developed, adopted and implemented to govern such lending activities. The lending policies and procedures required by this paragraph 6 shall ensure that the Bank's lending activities comply with existing laws and regulations and are consistent with OTS guidance.

7. Within 60 days after the Effective Date of this Agreement, the Board shall develop, adopt, and implement an appropriate risk identification and management system for PBTC consistent with the guidance contained in Sections 030 and 220 of the OTS Trust and Asset Management Handbook (OTS Trust Handbook).

INTERNAL AUDIT AND CONTROL

8. Within 60 days after the Effective Date of this Agreement, the Board shall develop, adopt, and implement, an ongoing internal audit and controls program for the Bank and PBTC that is consistent with the guidelines contained in Sections 340 and 355 of the Thrift Activities Handbook and
     Section 410 of the OTS Trust Handbook. The program for PBTC should specifically address the major fiduciary risks impacting PBTC and the internal controls and internal control structure of PBTC. The program shall require the preparation of regular internal audit reports and reports on internal controls reviews to the Board. The Board shall review such reports and adopt specific corrective actions as are necessary and appropriate. The Board's review and the corrective actions adopted shall be documented in the minutes of the Board's meeting. A copy of the program required by this paragraph shall be submitted to the Regional Director within 30 days after adoption by the Board.

ASSET QUALITY

9. Within 60 days after the Effective Date of this Agreement, the Board shall establish written policies and procedures requiring basic credit analyses to be performed on all borrowers prior to the making of any loan or extension of credit. Copies of the analyses and all other related and necessary documentation satisfying the requirements of 12 C.F.R. ss.
     560.170 shall be maintained in the Bank's loan files. A copy of the policies and procedures required by this paragraph shall be submitted to the Regional Director within 30 days after adoption
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     by the Board. The expanded lending authority granted by the OTS on July 26,
     1994, is hereby revoked.

10. Within 60 days after the Effective Date of this Agreement, the Board shall require management to perform a review of all existing major loan relationships where the total exposure to the borrower exceeds the greater of $500,000 or 5% of the Bank's core capital, including any loan relationships established pursuant to the expanded lending authority granted by the OTS in 1994. Reviews shall be performed on a quarterly basis for all loan relationships that meet the requirements of this paragraph, including all new loan relationships that meet the requirements of this paragraph and were established after the Effective Date of this Agreement. Reviews of both existing and future loan relationships should ensure that current financial information has been obtained and that the borrowers are performing and in compliance with any established requirements or covenants. Documentation of the reviews required by this paragraph shall be maintained in the Bank's loan files and reports detailing the reviews shall be presented to the Board Quarterly.

11. Within 60 days after the Effective Date of this Agreement, the Board shall review the Bank's construction and speculative construction loan portfolios and establish limits on such loans in compliance with 12 C.F.R. ss.
     560.101. Limits shall be established as follows: (i) by borrower, (ii) by loan type (speculative versus pre-sold), (iii) by subdivision or development, (iv) by borrower for each subdivision or development, and (v) by metropolitan area. The Board shall require Management to prepare reports to the Board documenting compliance with the limits established pursuant to this paragraph.

LOANS TO ONE BORROWER

12. First Federal shall comply with the lending limitations and restrictions applicable to loans to one borrower (LTOB). Within 60 days after the Effective Date of this Agreement, the Board shall develop, adopt and implement such policies and procedures as necessary to ensure that the Bank complies with its LTOB limits. These policies and procedures shall require certifications to be obtained from all borrowers to whom loans are made in an amount more than the greater of $500,000 or 5% of the Institution's capital and surplus, identifying the persons, entities and interests of such borrower. A copy of the policies and procedures required by this paragraph shall be submitted to the Regional Director within 30 days after their adoption by the Board.

TRANSACTIONS WITH AFFILIATES AND INSIDERS

13. The Board shall ensure that all loans to Affiliate fully comply with 12 C.F.R. ss. 563.41 and 563.42. The Board also shall ensure that all loans to directors, officers, principal shareholders and their related interests (collectively, Insiders) fully comply with Regulation O, 12 C.F.R. Part 215, and 12 C.F.R. 563.43. Within 60 days after the Effective Date of this
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     Agreement, the Bank shall develop, adopt and implement specific policies and procedures governing the payment of overdrafts by Insiders to ensure compliance with the requirements of Regulation O. The Bank shall maintain documentation sufficient to evidence that all loans to Affiliates and Insiders were made in compliance with applicable statutory and regulatory requirements. The Board shall require Management to prepare a report indicating all overdrafts by Insiders. The Board shall review the Insider overdraft report monthly and review shall be documented in the minutes of the Board's meeting. A copy of the policies and procedures required by this paragraph shall be submitted to the Regional Director within 30 days after their adoption by the Board.

DIRECTOR RESPONSIBILITY

14. Notwithstanding the requirements of this Agreement that the Board submit various matters to the Regional Director for the purpose of receiving his approval, non-objection or notice of acceptability, such regulatory oversight does not derogate or supplant each individual director's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Bank at all times, including compliance with the determinations of the Regional Director as required by this Agreement.

COMPLIANCE WITH AGREEMENT

15. All policies, procedures, corrective actions, plans, programs, reviews and systems required by Paragraphs 2-5 and 7-13 of this Agreement (collectively, Policies and Procedures) shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall make all changes to Policies and Procedures required by the Regional Director within 10 days of receipt of written direction from the Regional Director. The Policies and Procedures, as modified consistent with the written direction of the Regional Director, shall be incorporated into this Agreement and any deviation from such Policies and Procedures shall be a violation of this Agreement.

16. The Board and officers of the Bank shall take immediate action to cause the Bank to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Bank to continue to carry out the provisions of this Agreement.

17. The Board, on a quarterly basis, shall adopt a board resolution (the Compliance Resolution) formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding calendar quarter, the Bank has complied with each provision of this Agreement currently in effect, except as otherwise stated. The Compliance Resolution shall: (i) specify in detail how, if at all, full compliance was found not to exist, and (ii) identify all notices of exemption or non-objection issued by the Regional Director that were outstanding as of the date of its adoption.

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18.  The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution;
     (i) the identity of each director voting in favor of tis adoption, and
     (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such director's reasoning for opposing or abstaining.

19. Within 30 calendar days after the end of each calendar quarter, beginning with the end of the first calendar quarter following the Effective Date of this Agreement, the Bank shall provide to the Regional Director a certified true copy of the Compliance Resolution[s] adopted at the Board Meeting. The Board, by virtue of the Bank's submission of a certified true copy of such Compliance Resolution to the Regional Director, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, except that in the event that one or more directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Bank.

20. The Board shall promptly respond to any request from the OTS for documents to demonstrate compliance with this Agreement.

DEFINITIONS

21. All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the CODE OF FEDERAL REGULATIONS, HOLA, FDIA or OTS Memoranda. Any such technical words or terms used in this Directive and undefined in said CODE OF FEDERAL REGULATIONS, HOLA, FDIA, or OTS Memorandum shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS

22. Reference in this Agreement to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

NOTICES

23. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Agreement to be made upon, given or furnished to, delivered to, or filed with:

    a.  The OTS by the Bank, shall be sufficient for every purpose hereunder if in writing and
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                  mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Regional Director, Office of Thrift Supervision, Department of the Treasury, 1475 Peachtree Street, N.E., Atlanta, Georgia, 30309, or telecopied to (404) 897-1861 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.

         b. The Bank by the OTS, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Bank at 126 North Norton Ave., Sylacauga, Alabama 35150-2400, or telecopied to
                  (256) 245-6341 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.

DURATION, TERMINATION OR SUSPENSION OF AGREEMENT

24. This Agreement shall: (i) become effective upon its execution by the OTS, through its authorized representative whose signature appears below, and (ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof):

25. The Regional Director in his sole discretion, may, by written notice, suspend any or all provisions of this Agreement.

TIME LIMITS

26. Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

EFFECT OF HEADINGS

27. The Section headings herein are for convenience only and shall not affect the construction hereof.

SEPARABILITY CLAUSE

28. In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his sole discretion determines otherwise.
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NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY STATEMENT AUTHORIZED; OTS NOT
RESTRICTED

29. Nothing in this Agreement shall be construed as: (i) allowing the Bank to violate any law, rule, regulation, or policy statement to which it is subject, or (ii) restricting the OTS from taking such action(s) as are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory, enforcement or resolution action that the OTS determines to be appropriate.

SUCCESSORS IN INTEREST/BENEFIT

30. The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto and the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

SIGNATURE OF DIRECTORS

31. Each Director signing the Agreement attests, by such act, that she or he voted in favor of a Board resolution authorizing the execution of this Agreement by the Bank.

INTEGRATION CLAUSE

32. This Agreement represents the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date, with respect to such subject matter. However, as noted in Paragraph 14 above, all Policies and Procedures required by this Agreement shall, upon modification consistent with the direction of the Regional Director, become part of this Agreement and any deviation from these policies shall be deemed a violation of this Agreement.

ENFORCEABILITY OF AGREEMENT

33. The Bank represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Bank. The Bank acknowledges that this Agreement, is a "written agreement" entered into with the OTS within the meaning of Section 8 of the FDIA, 12 U.S.C.
         Section 1818.

COUNTERPARTS

34. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.



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         IN WITNESS WHEREOF, the OTS, acting by and through the Regional
Director and the Bank, in accordance with a duly adopted resolution of its Board, hereby execute this Agreement as of the Effective Date.

OFFICE OF THRIFT SUPERVISION                        THE BANK

By:                                                 By:


----------------------------                        ----------------------------
John E. Ryan                                        Name: Joe McArthur
Regional Director                                   Chief Executive Officer



                                                    ----------------------------
                                                    Director



                                                    ----------------------------
                                                    Director



                                                    ----------------------------
                                                    Director



                                                    ----------------------------
                                                    Director




                                                    ----------------------------
                                                    Director



                                                    ----------------------------
                                                    Director
